2018 AND FOURTH QUARTER RESULTS NASDAQ: FULT D A T A AS OF D E C E M B E R 3 1 , 2 0 1 8 U N L E S S O T H E R W I S E N O T E D

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2019 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements related to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

2018 HIGHLIGHTS 2018 net income of $208.4 million, or $1.18 per share. 2018 Key Accomplishments  Record year of revenues and net income  Average loan growth of 3.8% and average demand and savings deposit growth of 2.6%  Pre-provision net revenue(1) increased 12.2%  Efficiency ratio(1) improved to 63.8% FOURTH QUARTER HIGHLIGHTS Fourth quarter net income of $58.1 million, or $0.33 per share.  Average loan growth of 0.7% and average demand and savings deposit growth of 3.0%, linked quarter  Pre-provision net revenue(1) increased 1.2% linked quarter  Repurchased $95 million of common stock (1) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 3

FOURTH QUARTER RESULTS Net income per diluted share: $0.33 in 4Q18, 10.8% decrease from 3Q18 and 73.7% increase from 4Q17 Pre-Provision Net Revenue(1): $78.3 million, 1.2% increase from 3Q18 and 12.9% increase from 4Q17 Linked Quarter Loan and Core Deposit Growth: 0.7% increase in average loans, while average demand and savings deposits increased 3.0% Net Interest Income & Margin: Net interest income increased 1.8%, reflecting the impact of a 2 basis point increase in net interest margin and balance sheet growth Non-Interest Income(2) & Non-Interest Expense: 2.9% decrease in non-interest income and 3.9% increase in non- interest expense Asset Quality: $6.6 million increase in provision for credit losses, due primarily to a single agribusiness relationship Q4 Year-over-Year Loan and Core Deposit Growth: 2.6% increase in average loans and 2.1% increase in average demand and savings deposits Net Interest Income & Margin: 9.1% increase in net interest income, reflecting the impact of a 15 basis point increase in net interest margin and balance sheet growth Non-Interest Income(2) & Non-Interest Expense: 10.0% decrease in non-interest income and 1.6% increase in non- interest expense Asset Quality: $1.5 million increase in provision for credit losses (1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excluding investment securities gains. 4

INCOME STATEMENT SUMMARY – YEAR TO DATE Year Ended Dec 31, 2018 2017 Change  Net Income of $208.4 million; 21.3% increase from 2017. Earnings per share increased 20.4% to $1.18. 2017 included a $15.6 million, (dollars in thousands, except per-share data) or $0.09 per share, charge related to the re-measurement of net Net Interest Income $ 630,456 $ 575,364 $ 55,092 deferred tax assets. Provision for Credit Losses 46,907 23,305 23,602  Net Interest Income 9.6% increase, reflecting the impact of loan growth and a 12 basis Non-Interest Income 195,488 198,903 (3,415) point higher net interest margin (NIM). Securities Gains 37 9,071 (9,034)  Loan Loss Provision Non-Interest Expense 546,104 525,579 20,525 $46.9 million provision in 2018, which included a $36.8 million provision for credit losses related to fraud committed by one Income before Income Taxes 232,970 234,454 (1,484) commercial relationship. Income Taxes 24,577 62,701 (38,124)  Non-Interest Income Excluding securities gains, 1.7% decrease driven largely by a $5.1 Net Income $ 208,393 $ 171,753 $ 36,640 million litigation settlement gain recognized in 2017, lower commercial loan interest rate swap fees ($1.9 million), overdraft fees ($1.7 million), small business administration (SBA) lending income ($1.0 million) and mortgage banking income ($0.9 million). Net income per share (diluted) $1.18 $0.98 $ 0.20 Mortgage banking income in 2017 included a $1.3 million valuation allowance reversal. Partially offsetting these decreases were increases in investment management and trust services income ($2.9 million), merchant fees ($1.6 million), credit card income ($0.9 ROA (1) 1.03% 0.88% 0.15% million) and debit card income ($0.8 million).  Non-Interest Expenses 3.9% increase from 2017 primarily due to higher salaries and (2) benefits expense ($13.1 million), other outside services ($6.3 ROE 9.24% 7.83% 1.41% million), data processing and software ($2.6 million) and net occupancy expense ($2.0 million), partially offset by a reduction in other expenses ($6.3 million). Other expenses in 2017 included the write-off of other accumulated capital expenditures related to in- ROE (tangible) (3) 12.09% 10.33% 1.76% process technology initiatives in commercial banking ($4.8 million).  Income Taxes 60.8% decrease due to the $15.6 million charge in the fourth quarter (3) of 2017 for the re-measurement of net deferred tax assets, and the Efficiency ratio 63.8% 64.5% (0.7%) lower statutory federal tax rate that became effective in 2018. (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity. (3) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 5

INCOME STATEMENT SUMMARY – QUARTER TO DATE

FULTON FINANCIAL CORPORATION

	4Q18	Change from 3Q18	Change from 4Q17
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 162,944	$ 2,817	$ 13,531
Provision for Credit Losses	8,200	6,580	1,470
Non-Interest Income	49,523	(1,496)	(5,501)
Securities Gains	-	(14)	(1,932)
Non-Interest Expense	140,685	5,272	2,233
Income before Income Taxes	63,582	(10,545)	2,395
Income Taxes	5,499	(2,995)	(21,687)
Net Income	$ 58,083	$ (7,550)	$ 24,082
Net income per share (diluted)	$ 0.33	$ (0.04)	$ 0.14
ROA (1)	1.12%	(0.16%)	0.45%
ROE (2)	10.10%	(1.38%)	4.07%
ROE (tangible) (3)	13.17%	(1.82%)	5.26%
Efficiency ratio (3)	62.2%	(0.3%)	(2.0%)

- **Net Income of $58.1 million, 11.5% decrease from 3Q18 and 70.8% increase from 4Q17. Increase from 4Q17 largely due to $15.6 million charge related to the re-measurement of net deferred tax assets.**
- Net Interest Income
  - *From 3Q18*: Increase of 1.8%, driven by loan and deposit growth and the impact of a 2 basis point increase in NIM.
  - *From 4Q17*: Increase of 9.1%, driven by loan and deposit growth and the impact of a 15 basis point increase in NIM.
- Provision for Credit Losses

  4Q18 reflects additional allocations primarily related to one relationship that was transferred to nonaccrual status.
- Non-Interest Income
  - *From 3Q18*: 2.9% decrease driven by commercial loan interest rate swap fees ($1.1 million) and merchant fees ($0.6 million)
  - *From 4Q17*: 10.0% decrease by lower SBA lending income ($0.6 million), commercial loan interest rate swap fees ($0.4 million) partially offset by increases in mortgage banking income ($0.4 million). 4Q17 included a $5.1 million favorable litigation settlement.
- Non-Interest Expenses
  - *From 3Q18*: 3.9% increase driven by amortization of tax credit investments ($4.9 million) and other ($2.4 million), partially offset by a decrease in marketing ($1.1 million).
  - *From 4Q17*: 1.6% increase driven by increase in salaries and employee benefits ($2.2 million), amortization of tax credit investments ($3.2 million) and other outside services ($1.3 million), partially offset by a decrease in FDIC insurance expense ($1.1 million). Other expenses in 2017 included the write-off of other accumulated capital expenditures related to in-process technology initiatives in commercial banking ($4.8 million).
- Income Taxes

  8.6% effective tax rate (ETR) in 4Q18 vs. 11.5% in 3Q18 and 44.4% in 4Q17. Excluding the tax charge, ETR for 4Q17 was 18.9%.

(1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized.
(2) ROE is return on average shareholders' equity determined by dividing net income for the period indicated by average shareholders' equity, annualized.
(3) Non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields ($ IN MILLIONS) ($ IN BILLIONS) $20.0 6.00% $180.0 4.00% 4.13% 4.22% $15.0 3.83% 3.93% 4.04% 4.00% 3.90% $16.0 $15.8 $15.9 $170.0 $10.0 $15.6 $15.7 $162.9 $160.1 3.80% 2.00% $5.0 ~ $730 $160.0 $156.1 million 3.70% $3.2 $2.9 $3.0 $3.1 $3.2 $149.4 $151.3 $- 0.00% $150.0 4Q17 1Q18 2Q18 3Q18 ~4Q18 $610 3.60% million Securities & Other Loans Earning Asset Yield (FTE) $140.0 3.50% 3.44% 3.40% Average Liabilities & Rates $130.0 3.42% 3.39% ($ IN BILLIONS) 3.35% 3.30% $120.0 $25.0 1.10% 1.20% 3.29% 3.20% 1.01% 0.91% $20.0 0.82% 1.00% $110.0 0.78% 3.10% $1.5 $1.9 $2.0 $1.7 0.80% $15.0 $1.4 0.60% $100.0 3.00% $10.0 4Q17 2Q18 2Q18 3Q18 4Q18 0.40% $5.0 $16.1 $15.4 $15.5 $16.0 $16.4 0.20% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) $- 0.00% 4Q17 1Q18 2Q18 3Q18 4Q18 Deposits Borrowings Cost of Interest-bearing Liabilities 7

ASSET QUALITY – ANNUAL COMPARISON ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans $50.0 $46.9 1.50% $150.00 $144.8 $139.7 $45.0 $131.6 $134.8 $40.0 $125.00 $35.0 1.00% $100.00 $30.0 1.05% $23.3 $25.0 $75.00 0.90% 0.85% 0.86% $20.0 $50.00 0.50% $15.0 $13.2 $10.0 $25.00 $5.0 $2.3 $0.00 0.00% $- 2015 2016 2017 2018 2015 2016 2017 2018 NPL NPLs/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans 160.0% 3.00% $60.0 1.00% $53.6 130.15% 130.67% 0.90% 121.29% $50.0 118.37% 0.80% 120.0% 2.00% $40.0 0.70% 0.60% $30.0 0.50% 80.0% 0.34% $18.6 0.40% $16.8 1.00% $20.0 0.30% 1.24% 1.17% $13.3 40.0% 1.12% 1.05% $10.0 0.20% 0.10% $- 0.13% 0.09% 0.12% 0.00% 0.0% 0.00% 2015 2016 2017 2018 2015 2016 2017 2018 NCOs NCOs/Average Loans Allowance/NPLs Allowance/Loans 8

NON-INTEREST INCOME – QUARTERLY COMPARISON ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains Mortgage Banking Income & Spreads $6.0 4.00% $5.2 3.50% $5.0 $4.9 $4.8 $4.4 $60.0 $4.2 3.00% $4.0 2.50% $3.0 2.00% $55.0 $55.0 1.50% $2.0 1.56% 1.36% 1.30% 1.38% 1.00% ~ $730 $1.0 1.11% $51.0 million 0.50% $49.1 $49.5 $50.0 $- 0.00% 4Q17 1Q18 2Q18 3Q18 ~4Q18 $610 million $45.9 Gains on Sales Servicing Income Spread on Sales (1) $45.0 Other Non-Interest Income $40.0 $60.0 $50.6 $50.0 $46.1 $44.7 $41.7 $43.9 $35.0 $40.0 $30.0 $30.0 $20.0 4Q17 1Q18 2Q18 3Q18 4Q18 $10.0 $- 4Q17 1Q18 2Q18 3Q18 4Q18 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other 9

NON-INTEREST EXPENSES – QUARTERLY COMPARISON ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) Salaries and Employee Benefits & Staffing $80.0 3,700 $76.8 $75.8 $74.9 $75.8 $75.0 $73.5 3,650 $144.0 80.0% $70.0 3,600 $65.0 78.0% 3,590 $60.0 3,550 $142.0 $55.0 $140.7 76.0% 3,520 3,500 $50.0 ~ $730 million 3,450 $140.0 74.0% $45.0 $138.5 $40.0 3,400 ~ $610 4Q17 1Q18 2Q18 3Q18 4Q18 72.0% million $138.0 Total Salaries Employee Benefits Average Full-time Equivalent Employees $136.7 70.0% Other Non-Interest Expenses $136.0 $135.4 67.5% 68.0% $70.0 $65.0 $64.9 66.0% $134.0 $60.9 $58.4 $133.3 $60.0 $58.6 64.0% $50.0 64.2% $132.0 $40.0 63.3% 62.0% 62.5% 62.2% $30.0 $130.0 60.0% $20.0 4Q17 1Q18 2Q18 3Q18 4Q18 $10.0 $- 4Q17 1Q18 2Q18 3Q18 4Q18 Occp & Equip Data Processing & Software Outside Srvs Other (1) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 10

PROFITABILITY & CAPITAL – ANNUAL COMPARISON ROA(1) ROE and ROE (tangible)(2) 1.20% 14.00% 1.03% 12.09% 1.00% 12.00% 0.88% 0.88% 10.01% 10.30% 10.33% 0.86% 10.00% 9.24% 0.80% 7.69% 7.83% 8.00% 7.38% 0.60% 6.00% 0.40% 4.00% 2.00% 0.20% 0.00% 2015 2016 2017 2018 0.00% 2015 2016 2017 2018 ROE ROE (tangible) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 12.0% $1.40 $1.18 $1.20 8.7% 8.6% 8.7% 8.5% $0.98 $1.00 $0.93 8.0% $0.85 $0.80 $0.60 4.0% $0.40 $0.20 0.0% $- 2015 2016 2017 2018 2015 2016 2017 2018 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets. (2) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 11

2019 OUTLOOK • Loans & Deposits: Average annual loan and deposit growth rates in the low to mid single-digits • Net Interest Income: Mid to high single-digit growth rate • Net Interest Margin: An increase of 0 to 3 basis points per quarter in 2019 • Non-Interest Income: Low to mid single-digit growth rate • Non-Interest Expense: Excluding charter consolidation costs, low single-digit growth rate • Asset Quality: $3 million to $8 million provision for credit losses per quarter • Capital: Levels to remain consistent with December 31, 2018 • Effective Tax Rate: Anticipated to range between 13% and 16% 12

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended					Year Ended Dec 31,	
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	2018	2017
	(dollars in thousands)						
Efficiency ratio							
Non-interest expense	$ 140,685	$ 135,413	$ 133,345	$ 136,661	$ 138,452	$ 546,104	$ 525,579
Less: Amortization of tax credit investments	(6,538)	(1,637)	(1,637)	(1,637)	(3,376)	(11,449)	(11,028)
Numerator	$ 134,147	$ 133,776	$ 131,708	$ 135,024	$ 135,076	$ 534,655	$ 514,551
Net interest income (fully taxable equivalent)	$ 166,124	$ 163,194	$ 159,027	$ 154,232	$ 155,253	$ 642,577	$ 598,565
Plus: Total Non-interest income	49,523	51,033	49,094	45,875	56,956	195,525	207,974
Less: Investment securities (gains) losses	-	(14)	(4)	(19)	(1,932)	(37)	(9,071)
Denominator	$ 215,647	$ 214,213	$ 208,117	$ 200,088	$ 210,277	$ 838,065	$ 797,468
Efficiency ratio	62.2%	62.5%	63.3%	67.5%	64.2%	63.8%	64.5%

	Three Months Ended			Year Ended Dec 31,			
	Dec 31, 2018	Sep 30, 2018	Dec 31, 2017	2018	2017	2016	2015
	(dollars in thousands)						
Return on Average Shareholders' Equity (ROE) (Tangible)							
Net income	$ 58,083	$ 65,634	$ 34,001	$ 208,393	$ 171,753	$ 161,625	$ 149,502
Plus: Intangible amortization, net of tax	-	-	-	-	-	-	161
Numerator	$ 58,083	$ 65,634	$ 34,001	$ 208,393	$ 171,753	$ 161,625	$ 149,663
Average shareholders' equity	$ 2,281,669	$ 2,269,093	$ 2,237,031	$ 2,255,764	$ 2,193,863	$ 2,100,634	$ 2,026,883
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,618)
Average tangible shareholders' equity (denominator)	$ 1,750,113	$ 1,737,537	$ 1,705,475	$ 1,724,208	$ 1,662,307	$ 1,569,078	$ 1,495,265
Return on average common shareholders' equity (tangible), annualized	13.17%	14.99%	7.91%	12.09%	10.33%	10.30%	10.01%

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NON-GAAP RECONCILIATION (CONTINUED) D ec 3 1, D ec 3 1, D ec 3 1, D ec 3 1, 2 0 18 2 0 17 2 0 16 2 0 15 (dollars in thousands) T ang ib le C o mmo n Eq uit y t o T ang ib le A sset s ( T C E R at io ) Shareholders' equity $ 2,246,252 $ 2,229,857 $ 2,121,115 $ 2,041,894 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) $ 1,714,696 $ 1,698,301 $ 1,589,559 $ 1,510,338 Total assets $ 20,682,959 $ 20,036,905 $ 18,944,247 $ 17,914,718 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) $ 20,151,403 $ 19,505,349 $ 18,412,691 $ 17,383,162 Tangible Common Equity to Tangible Assets 8 .51% 8 .71% 8 .6 3% 8 .6 9 % T hree M o nt hs End ed D ec 3 1, Sep 3 0 , Y ear End ed D ec 3 1, 2 0 18 2 0 18 2 0 18 2 0 17 2 0 16 2 0 15 (dollars in thousands) Pre- Pro visio n N et R evenue Net interest income $ 162,944 $ 160,127 $ 630,456 $ 575,364 $ 520,772 $ 499,994 Non-interest income 49,523 51,033 195,525 207,974 190,178 181,839 Less: Investment securities gains - (14) (37) (9,071) (2,550) (9,066) Total Revenue 212,467 211,146 825,944 774,267 708,400 672,767 Non-interest expense 140,685 135,413 546,104 525,579 489,519 480,160 Less: Loss on redemption of TruPS - - - - - (5,626) Less: Amortization of tax credit investments (6,538) (1,637) (11,449) (11,028) - - Total Non-interest expense, as adjusted 134,147 133,776 534,655 514,551 489,519 474,534 Pre- Pro visio n N et R evenue $ 78,320 $ 77,370 $ 291,289 $ 259,716 $ 218,881 $ 198,233 14

NON-GAAP RECONCILIATION (CONTINUED) Reconciliation of Net Income; Net Income per share, diluted; and Selected Financial Ratios, adjusted to exclude the charge recognized in the fourth quarter of 2017 related to the re-measurement of net deferred tax assets: T hree M o nths Ended Year Ended D ec 31, D ec 31, 2017 2017 Diluted earnings per share Net income $ 34,001 $ 171,753 Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) $ 49,635 $ 187,387 Weighted average shares (diluted) (denominator) 176,374 175,932 Net income per share, diluted $ 0.28 $ 1.07 Return on average assets Net income $ 34,001 $ 171,753 Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) $ 49,635 $ 187,387 Average assets (denominator) $ 20,072,579 $ 19,580,367 Return on average assets, annualized 0.98% 0.96% Return on average shareholders' equity Net income $ 34,001 $ 171,753 Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) $ 49,635 $ 187,387 Average shareholders' equity (denominator) $ 2,237,031 $ 2,193,863 Return on average shareholders' equity, annualized 8.80% 8.54% Return on average shareholders' equity (tangible) Net Income, as reported $ 34,001 $ 171,753 Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) $ 49,635 $ 187,387 Average shareholders' equity $ 2,237,031 $ 2,193,863 Less: Average goodw ill and intangible assets (531,556) (531,556) Average tangible shareholders' equity (denominator) $ 1,705,475 $ 1,662,307 Return on average shareholders' equity (tangible), annualized 11.55% 11.27% 15

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